Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Report of ZIM Corporation, a Canadian corporation (the "Company"), on Form 10-KSB for the year ended March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John Chapman, Chief Financial Officer of the Company, certify, pursuant to Section 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ John Chapman
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John Chapman
Chief Financial Officer
June 24, 2008